UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2019
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NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive	Lisle	Illinois	60532
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (331) 332-5000
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(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	NAV	New York Stock Exchange
Cumulative convertible junior preference stock, Series D (par value $1.00)	NAV-D	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE
In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
On August 21, 2019, Navistar International Corporation (the “Company”) issued a press release announcing it will host a conference call and present via live web cast its fiscal 2019 third quarter financial results on Wednesday, September 4, 2019 scheduled at approximately 9:00 a.m. Eastern (8:00 a.m. Central). Speakers on the web cast will include Troy Clarke, Chairman, President and Chief Executive Officer and Walter Borst, Executive Vice President and Chief Financial Officer, among other company leaders. The press release dated August 21, 2019 is attached to this Current Report on Form 8-K as Exhibit 99.1.
The web cast can be accessed through a link on the investor relations page of the Company’s web site at http://www.navistar.com/navistar/investors/webcasts. Investors are advised to log on to the website at least 15 minutes prior to the start of the web cast to allow sufficient time for downloading any necessary software. The web cast will be available for replay at the same address approximately three hours following its conclusion and will remain available for a limited time.
Navistar International Corporation (NYSE: NAV) is a holding company whose subsidiaries and affiliates produce International® brand commercial and military trucks, proprietary diesel engines, and IC Bus® brand school and commercial buses. An affiliate also provides truck and diesel engine service parts. Another affiliate offers financing services. Additional information is available at www.Navistar.com.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated August 21, 2019, “Navistar to Announce Fiscal 2019 Third Quarter Financial Results on Wednesday, September 4, 2019”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name: Title:	Walter G. Borst Executive Vice President and Chief Financial Officer

Dated: August 21, 2019